EXHIBIT 3.9
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                              NORTHEAST ENERGY, LP

     The undersigned, desiring to form a limited partnership pursuant to the Delaware revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

     I.   The name of the limited partnership is Northeast Energy, LP.

     II. The address of the Partnership's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

     III. The name and mailing address of each general partner is as follows:

Name                                           Mailing Address
----                                           ---------------
ESI Northeast Energy GP, Inc.                  c/o ESI Energy, Inc.
                                               11760 US Highway 1
                                               Suite 600
                                               North Palm Beach, Florida  33408

Tractebel Northeast Generation GP, Inc.        c/o Tractebel Power, Inc.
                                               1177 West Loop South
                                               Suite 900
                                               Houston, Texas 77027


     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of Northeast Energy, LP, as of November 21, 1997.

                                         ESI NORTHEAST ENERGY GP, INC.,
                                         General Partner


                                         By: /s/ Glenn E. Smith
                                             -------------------------
                                         Name: Glenn E. Smith
                                         Title: Vice President

                                         TRACTEBEL NORTHEAST
                                         GENERATION GP, INC.,
                                         General Partner


                                         By:  /s/ Timothy R. Dunne
                                             -------------------------
                                         Name: Timothy R. Dunne
                                         Title: Vice President